UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2014

BioCryst Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

(Address of Principal Executive Offices)

(919) 859-1302

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment

On May 5, 2014, BioCryst Pharmaceuticals, Inc. filed a Certificate of Amendment to the Third Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance by the Company. This amendment was approved by the stockholders at the Annual Meeting held on May 2, 2014 and amends the first paragraph of Article FOURTH as follows:

FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Two Hundred Five Million (205,000,000) shares consisting of (i) Two Hundred Million (200,000,000) shares of Common Stock, $0.01 par value per share (“Common Stock”), and (ii) Five Million (5,000,000) shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”), of which Ninety-Five Thousand (95,000) shares are designated Series B Junior Participating Preferred Stock.

The Third Restated Certificate of Incorporation previously authorized One Hundred Million (100,000,000) shares consisting of (i) Ninety-Five Million shares of Common Stock, $0.01 par value per share (“Common Stock”), and (ii) Five Million (5,000,000) shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”), of which Ninety-Five Thousand (95,000) shares are designated Series B Junior Participating Preferred Stock.

This summary is subject to and qualified in its entirety by reference to the text of the Certificate of Amendment, which is included as Exhibit 3.1 to this filing and is incorporated in this Item 5.03 by reference.

Certificate of Increase of Series B Junior Participating Preferred Stock

Pursuant to Section 151(g) of the Delaware General Corporation Law (“DGCL”) and Article FOURTH of the Company’s Third Restated Certificate of Incorporation, the Board of Directors (the “Board”) of BioCryst Pharmaceuticals Inc. (the “Company”) approved an increase in the authorized number of shares of Series B Junior Participating Preferred Stock from 95,000 to 200,000. A Certificate of Increase was filed with the Delaware Department of State on May 5, 2014 and became effective on May 6, 2014. The filing of the Certificate of Increase amended the first paragraph of Article FOURTH the Company’s Third Restated Certificate of Incorporation. Under Section 151(g) of the DGCL and Article FOURTH of the Company’s Third Restated Certificate of Incorporation, stockholder approval of this action was not required.

This summary is subject to and qualified in its entirety by reference to the text of the Certificate of Increase, which is included as Exhibit 3.2 to this filing and is incorporated in this Item 5.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Third Restated Certificate of Incorporation of BioCryst Pharmaceuticals, Inc.

3.2	Certificate of Increase of Authorized Number of Shares of Series B Junior Participating Preferred Stock of BioCryst Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2014	BioCryst Pharmaceuticals, Inc.

	By:	/s/ Alane Barnes
Alane Barnes
Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Third Restated Certificate of Incorporation of BioCryst Pharmaceuticals, Inc.

3.2	Certificate of Increase of Authorized Number of Shares of Series B Junior Participating Preferred Stock of BioCryst Pharmaceuticals, Inc.